THIRD AMENDMENT TO LEASE


        This THIRD AMENDMENT TO LEASE is made and entered into this 12th day of September, 1997, by and between KENNETH and PATTIE SLAMA, husband and wife, hereinafter called "Lessor," and MONTEREY PASTA COMPANY, a Delaware corporation, hereinafter called "Lessee."


WITNESSETH:

        WHEREAS, Lessor and Lessee have entered into a written lease dated October 3, 1994, regarding the property known as 1528 Moffett Street, Salinas, California, as amended by Amendment to
Lease date February 1, 1995 and Second Amendment to Lease dated February 28, 1995, a copy of the Lease and Amendments (hereinafter referred to as the "Lease") being attached hereto as Exhibit "A"; and

        WHEREAS the parties desire to further amend the Lease in certain other respects.

        NOW, THEREFORE, for good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereby amend the Lease as follows.

        1. The following shall be added to the end of Paragraph 2.1 of the Lease:

                "Effective February 6, 1998, Lessor shall lease to Lessee an additional Four Thousand Six Hundred Forty-Nine
                (4,649) square feet (which includes a lobby to be maintained by Lessee) of space, all as more fully shown on
        Exhibit 1 attached hereto and made a part hereof. After said date, the term "Premises" shall hereinafter refer to the premises currently leased by Lessee (being
37,666 square feet) along with the additional space
        described herein (being 4,649 square feet) or a total of forty-two thousand three hundred fifteen (42,315) square feet. Regarding the square footage figure above, it is understood that these figures are approximate only and there will be no changes in this Lease if it is determined that the actual square footage leased herein is more or less than said figures. It is also understood that Lessor will provide Lessee with twelve (12) parking spaces for the additional space being leased hereunder."

        2. The following shall be added to the end of Paragraph 4.1 of the Lease:

                "Effective February 6, 1998, the base rent shall
increase by the sum of Three    Thousand Nine Hundred Fifty-One
                Dollars and Sixty-Five Cents ($3,951.65) per month for a total base rent of Nineteen Thousand Five Hundred Fifty
        Dollars and Sixty-Four Cents ($19,550.64); provided, however, that it is understood that the current rent paid by
        Lessee shall be adjusted prior to February 6, 1998 and the above rental amount will therefore be adjusted accordingly."

        3. The following shall be added to the end of Paragraph 4.2 of the Lease:

                "Notwithstanding anything to the contrary herein, it is understood that effective February 6, 1998, Lessee shall lease from Lessor the additional space referred to in Paragraph 2.1 and this additional space is ten and nineteen hundredths percent (10.19%) of the total space in the Industrial Center (being 43,680 square feet). Thus, effective
        February 6, 1998, Lessee's share as defined herein will be ninety-six and eighty-eight hundredths percent
        (96.88%).

                It is understood that Lessee is currently paying
Lessor the sum of Two Thousand Three Hundred Dollars
                ($2,300.00) as the monthly operating expenses and this monthly amount will now increase to Two Thousand Five
                Hundred Fifty Dollars ($2,550.00) per month."

        4. The following shall be added to the end of Paragraph 5 of the Lease:

                "Notwithstanding anything to the contrary herein, it is understood that upon execution of this Third Amendment to
        Lease, Lessee shall increase the deposit by an additional
Three Thousand Nine Hundred Fifty-One Dollars and
        Sixty-Five Cents ($3951.65)."

        5. The following shall be added as a new paragraph 55 of the Lease:

                "55.  Further Consideration For Additional Space.
As further consideration for Lessor leasing to Lessee the
        additional space described in the amendment to Paragraph
2.1 of the Lease, Lessee shall pay to Lessor the sum of Ten Thousand Dollars ($10,000.00) on execution of this
Third Amendment To Lease."

        6. The following shall be added as a new paragraph 56 of the Lease:

                "56.  Conditions Regarding Additional Space.
                A. Notwithstanding anything to the contrary herein, it is understood that the additional space described in the amendment to Paragraph 2.1 of the Lease is presently being leased to Bob and Kelly Bradford ("Bradford") who operate a public gymnasium on the premises and the lease for Bradford expires on February 5, 1998. Lessor cannot warrant that Bradford will vacate the premises on or
before said date but Lessor will use    all due diligence
        to have the additional space available to Lessee by February 6, 1998. In the event said space is not available until a later date, it is understood that the amendments herein will be modified so that the effective date is the date that the additional space becomes available to the lessee.

                B.  In the event that Bradford desires to remain a
tenant of said premises after   February 5, 1998, it is understood
                that Lessee will permit Bradford an opportunity to remain on the premises for a period not exceeding six (6)
        months (or until August 5, 1998) on terms comparable to the terms in the Lease for the additional space. In the event that the above leasehold arrangement occurs, the parties agree and understand that this Lease and the amendments herein will apply and Lessee will be the lessee and Bradford will be a sublessee of Lessee during the period Bradford remains on the premises after February 5, 1998.

                C. In the event Bradford (i) does not vacate the premises on or before February 5, 1998; and (ii) does not finalize a sublease arrangement with Lessee pursuant to B. above, it is understood that Lessor, at Lessor's expense, shall have the responsibility to evict Bradford from the premises."


        7. The following shall be added as a new paragraph 57 of the Lease:

                "57. Management Fee. Notwithstanding anything to the contrary herein, it is understood that Lessee shall pay to
                Lessor a management fee of three percent (3%) of the rental paid by Lessee hereunder, payable and due at the same time as the rent is due hereunder.

                Except for the changes described herein, the Lease remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have signed this Third Amendment to Lease on the date first above written.


                                                MONTEREY PASTA COMPANY,

                                                 a Delaware Corporation



                                                 By: /s/  GEORGE W. HAMMOND
                                                           Corporate Secretary
     /s/   KENNETH SLAMA

                                                         "Lessee"
                        "Lessor"

    /s/    PATTIE SLAMA

                        "Lessor"


FOURTH AMENDMENT TO LEASE



        THIS FOURTH AMENDMENT TO LEASE is made and entered into this 6th day of February, 1998, by and between KENNETH and PATTIE SLAMA, husband and wife, hereinafter called "Lessor," and MONTEREY PASTA COMPANY, a Delaware corporation, hereinafter called "Lessee."

WITNESSETH:

        WHEREAS, Lessor and lessee have entered into a written lease date October 3, 1994, regarding the property known as 1528 Moffett Street, Salinas, California, as amended by Amendment to Lease dated February 1, 1995 and Second Amendment to Lease dated February 28, 1995 and Third Amendment to Lease dated September
12, 1997, a copy of the Lease and Amendments (hereinafter referred to as the "Lease") being attached hereto as Exhibit "A", and

        WHEREAS the parties desire to further amend the Lease in certain other respects.

        NOW, THEREFORE, for good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereby amend the Lease as follows:

        1. The following shall be added to the end of Paragraph 2.1 of the Lease:

                "Effective June 1, 1998, Lessor shall lease to Lessee and additional one thousand three hundred and sixty-five (1,365) square feet of space, all as more fully shown on Exhibit 1 attached hereto and made a part hereof. After said date, the term "Premises" shall hereinafter refer to the premises currently leased by Lessee (being 42,315 square feet) along with the additional space described herein (being 1,365 square feet) or a total of forty-three thousand six hundred eighty (43,680) square feet."

        2. The following shall be added to the end of Paragraph 4.1 of the Lease:

                "Effective June 1, 1998. the base rent shall increase by the sum of One Thousand Nine Hundred Forty-Five Dollars
($1,945.00) per month for a total base rent of Twenty-Two Thousand One Hundred Twelve Dollars and Twenty Cents ($20,112.20)."

        3. The following shall be added to the end of Paragraph 4.2 of the Lease:

                "Notwithstanding anything to the contrary herein, it is understood that effective June 1, 1998, Lessee shall lease from Lessor the additional space referred to in Paragraph 2.1 and this additional space is three and twenty-two hundredths percent (3.22%) of the total space in the Industrial Center (being 43,680 square feet). Thus, effective June 1, 1998, Lessee's share as defined herein will be one hundred percent (100%).

                It is understood that Lessee is currently paying lessor the sum of Two Thousand Five Hundred Fifty Dollars
($2,550.00) as the monthly estimated operating expenses and this monthly amount will now increase to Two Thousand Seven Hundred
Dollars ($2,700.00) per month."

        4. The following shall be added to the end of Paragraph 4.1 of the Lease:

                "Notwithstanding anything to the contrary herein, it is understood that upon execution of this Fourth Amendment to Lease, Lessee shall increase the deposit by an additional One Thousand Nine Hundred Forty-Five Dollars ($1,945.00)."

        5. The following shall be added to the end of Paragraph 55 of the Lease:

                "Notwithstanding anything to the contrary herein, it is understood that Lessee shall pay to lessor the sum of Five Thousand Dollars ($5,000.00) on execution of this Fourth Amendment to lease."

        6. The following shall be added to the end of Paragraph 57 of the Lease:

                "Effective June 1, 1998 Lessee shall pay to Lessor a management fee of three percent (3%) of the rent paid by Lessee under this Fourth Amendment, payable and due at the same time as the rent is due hereunder."

        Except for the changes described herein, the Lease remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have signed this Fourth Amendment to Lease on the date first above written.




                                                     MONTEREY PASTA COMPANY, a

                                                     Delaware corporation,

                                                        By: /s/ S.L. BRINKMAN

     /s/   KENNETH SLAMA
                                                                 "Lessee"
               "Lessor"


    /s/    PATTIE SLAMA

               "Lessor"